                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use in this registration statement of our report dated August 19, 1992, on the financial statements of the Sequoia Systems, Inc. for the year ended June 30, 1992, incorporated by reference herein and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 17, 1995